UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report

December 15, 2025

(Date of earliest event reported)

EVI Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14757	11-2014231
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4500 Biscayne Blvd., Suite 340 Miami, Florida		33137
(Address of principal executive offices)		(Zip Code)

(305) 402-9300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.025 par value	EVI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below, at the Annual Meeting of Stockholders (the “Annual Meeting”) of EVI Industries, Inc. (the “Company”) held on December 15, 2025, the Company’s stockholders approved the EVI Industries, Inc. 2025 Equity Incentive Plan (the “2025 Plan”). Employees, officers, directors and consultants of the Company and its subsidiaries, including the Company’s Chief Executive Officer, Chief Financial Officer and other Named Executive Officers (as defined in Item 402 of Regulation S-K promulgated by the Securities and Exchange Commission), are eligible for selection by the Compensation Committee of the Company’s Board of Directors to receive awards under the 2025 Plan. A description of the material terms of the 2025 Plan is included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on, and distributed to the Company’s stockholders commencing on or about, November 20, 2025 in connection with the Annual Meeting (the “Proxy Statement”), and is incorporated herein by reference. Such description does not purport to be complete, is a summary only and is qualified in its entirety by reference to the full text of the 2025 Plan, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders (i) approved the election of the six director nominees nominated by the Company’s Board of Directors, each for a term expiring at the Company’s 2026 Annual Meeting of Stockholders and until his successor is elected and qualified, (ii) approved the 2025 Plan, (iii) approved, on a non-binding, advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Proxy Statement, and (iv) voted, on a non-binding, advisory basis, for future stockholder advisory votes on Named Executive Officer compensation to be held every three years. Set forth below are the final voting results for each matter.

Proposal 1: Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non- Votes
Henry M. Nahmad	11,369,438	944,298	0
Dennis Mack	11,656,579	657,157	0
David Blyer	11,018,986	1,294,750	0
Glen Kruger	11,372,101	941,635	0
Timothy P. LaMacchia	11,430,541	883,195	0
Hal M. Lucas	11,249,510	1,064,226	0

Proposal 2:  Approval of the EVI Industries, Inc. 2025 Equity Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,379,891	3,100,155	833,690	0

Proposal 3:  Approval, on a Non-Binding, Advisory Basis, of the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,896,676	2,497,336	919,724	0

Proposal 4:  Non-Binding, Advisory Vote on the Frequency of Future Stockholder Advisory Votes on Named Executive Officer Compensation

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
4,100,083	86,402	7,289,432	837,819	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 10.1	EVI Industries, Inc. 2025 Equity Incentive Plan

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVI INDUSTRIES, INC.

Dated: December 15, 2025	By:	/s/ Robert H. Lazar
Robert H. Lazar
Chief Financial Officer